Exhibit 10.14

Amendment III to the

TERM STORAGE CONTRACT

1.	Amendment number

No:	Amendment III to Contract number 2010-01-tank switch
Dated:	29-05-2012

2.	Company

Antwerp Terminal and Processing Company

Beliweg 20

Port Nr 279

2030 -Antwerp, Belgium

3.	Principal

Vitol SA.

Boulevard Du Pont D’Arve 28

P.O. Box 384

1211 GENEVA

Switzerland

4.	Background

a.	The Company and Principal are parties to a Term Storage Contract dated 17-09-2010 bearing Contract number 2010-01 (as amended pursuant to Amendment Agreement dated 26 March 2012 related to applicable rates in 2012 (seen as Amendment I) and Amendment II) pursuant to which the Company is required to provide the Principal storage services for Products at the Terminal.

b.	The Company and Principal have agreed to replace tanks within the Contractual Capacity under Clause 7 of the Term Storage Contract by other tanks at the Company.

c.	For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Principal now wish to amend the Term Storage Contract no. 2010-01 in accordance with this Amendment III.

5.	Amendment III

With effect from the date of this Amendment III, the Company and Principal agree to the amendments set out in this Clause 5:

Contractual Capacity

The Contractual Capacity, mentioned under clause 5a of this Amendment III, and allocated tanks under Clause 7 of the Term Storage Contract will be replaced by the capacity and tanks, mentioned under clause 5b of this Amendment III during July 2012. Please note that this date is subject to further developments within the upgrade program of the 700 pit at the Company.

Antwerp Terminal and Processing Company and ChinaOil Contract -Addendum III	1

a)

Tank	Contractual Shell Capacity (m3)	Nett capacity (m3)
TK 701	7,735	7,425
TK 702	7,708	7,400
TK 703	7,694	7,386

b)

Tank	Contractual Shell Capacity (m3)	Nett capacity (m3)
TK 708	12,090	11,605
TK 712	12,517	12,017

6.	Save to the extent amended by this Amendment III, all terms and conditions of the Term Storage Contract remain in full force and effect. This Amendment III may be executed in counterparts. Clauses 22 and 23 of the Storage Contract shall apply mutatis mutandis to this Amendment II as if references therein to the “Contract” were to this Amendment III. All capitalized terms herein shall bear the same meanings as the Term Storage Contract unless otherwise stated.

- End of Amendment III -

Antwerp Terminal and Processing Company and ChinaOil Contract -Addendum III	2

IN WITNESS WHEREOF the Principal and the Company have caused this Amendment II to be executed by their duly authorized representatives, as of the date first above written.

Antwerp Terminal and Processing Company	Vitol S.A.

Authorised Signatory Name: Designation: Date:	Authorised Signatory Name: Designation: Date:

Antwerp Terminal and Processing Company and ChinaOil Contract -Addendum III	3